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                                                                   EXHIBIT 99.3

                          CONSENT OF DIRECTOR-NOMINEE

        The undersigned hereby consents to being named as a director-nominee in the Registration Statement on Form S-1 of Ugly Duckling Corporation to be filed with the Securities and Exchange Commission on or about April 22, 1996.

Dated: 4/30/96
                                                By: /s/ John N. MacDonough
                                                    --------------------------
                                                Name: John N. MacDonough